THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT

ACCOUNT

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2013

Supplement dated July 25, 2013

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

In the Federal Tax Status section of the prospectus, we replace the section entitled “Same-Gender Spouse, Civil Union and Domestic Partner Considerations” with the following:

The discussion in this Section includes a description of certain spousal rights under the Contract and under tax-qualified plans. In U.S. v Windsor, the U.S. Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. Further guidance from governmental authorities is expected to help clarify when same sex marriage should be recognized for federal law purposes.

With respect to a same-gender spouse or civil union partner, you are strongly cautioned to consult with your tax or legal advisor with regard to spousal rights under the Contract.

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